                                  SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Image Guided Technology, Inc.
    ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (se forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ---------------------------------------------------------------------

    5) Total fee paid:

       ---------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ---------------------------------------------------------------------

    2) Form, schedule or Registration Statement No.:

       ---------------------------------------------------------------------

    3) Filing Party:

       ---------------------------------------------------------------------

    4)  Date Filed:

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

                        IMAGE GUIDED TECHNOLOGIES, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

                           TO BE HELD APRIL 24, 1997

The Annual Meeting of Shareholders of Image Guided Technologies, Inc. (the "Company") will be held at 5710-B Flatiron Parkway, Boulder, Colorado, on April 24, 1997, at 10:00 a.m. local time for the following purposes:

     1. To elect a board of directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2.   To approve the Company's 1997 Stock Option Plan.

     3. To ratify the selection of Price Waterhouse LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 17, 1997, will be entitled to vote at the meeting, and any adjournments thereof. A list of all shareholders entitled to vote at the Annual Meeting will be open to inspection by any shareholder at the Company's offices during the period beginning two business days after notice of the meeting is given and continuing through the meeting.

     Shares can be voted at the meeting only if the holder is present or represented by proxy. Even if you plan to attend the meeting, you are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope so that the presence of a quorum will be assured. The giving of a proxy does not affect your right to vote in person if you attend the meeting.

                                       By Order of the Board of Directors,


                                       Waldean A. Schulz, Ph.D.,
                                       Secretary
March 18, 1997

                        IMAGE GUIDED TECHNOLOGIES, INC.
                            5710-B FLATIRON PARKWAY
                            BOULDER, COLORADO 80301

                                PROXY STATEMENT

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1997


     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Image Guided Technologies, Inc. (the "Company") from holders of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting of Shareholders (and any adjournment thereof). This proxy statement and enclosed proxy are first being mailed to shareholders on or about March 18, 1997. A copy of the Company's Annual Report for 1996 on Form 10-KSB is being mailed to all shareholders with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     The Company's Board has fixed the close of business on March 17, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding and entitled to vote 3,106,024 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share held of record on the record date with respect to matters on which the holder is entitled to vote.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for the Company to conduct business at the Annual Meeting. The majority being present, the election of each nominee for Director requires a plurality of the votes cast and the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the other proposals described below. Abstentions and broker non-votes are counted towards a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting as to such proposal and therefore are not counted for purposes of determining whether a proposal has been approved.


                           1.  ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the Board has fixed the number of directors at seven. The Directors are to be elected by the holders of the Company's Common Stock, to serve until the next Annual Meeting and until their successors are elected and qualified. Unless instructions to the contrary are received, proxies received in response to this solicitation will be voted in favor of the nominees listed below. If any nominee should become unavailable for election, the shares represented by the enclosed proxy will be voted for such substitute nominee as may be proposed by the Board. Information regarding nominees for election as directors is set forth below.

                                                    Principal Occupation and
   Name & Age of Nominee                          Position(s) With the Company                       Director Since
-------------------------------------------------------------------------------------------------------------------
Paul L. Ray, 50                  Chief Executive Officer and Chairman of the Company since                1992
                                 January 1994; President of the Company from January 1994
                                 through November 1995; Managing Partner and Director of
                                 Paradigm Partners, LLC, a venture investment firm, from 1992 to January 1995.

Waldean A. Schulz, Ph.D., 51     Vice President, Technology and Secretary of the Company since            1990
                                 1990; Founder of the Company and President from inception
                                 until December, 1990.

Ray L. Hauser, Ph.D., 69         Co-founder, senior scientist and director of Hauser, Inc.,               1991
                                 manufacturer of high value natural products and extracts.

Clifford F. Frith, 51            Chief Operating Officer/General Manager of Laboratory and                1994
                                 Specialty Products Group, a fluid separations and control
                                 company which is a division of Osmonics, Inc.; Vice President of American Business Advisors, Inc. from November 1993 until
                                 January 1996; President and Director of Boulder Intertec,
                                 Inc., a business management advising service, from June 1992 through December, 1996.

David G. Sengpiel, 45            Vice President of Equity Dynamics, Inc., a financial                     1995
                                 consulting firm, since March 1995; Equity Dynamics, Inc. is owned by John Pappajohn, a principal shareholder of the
                                 Company; Alternative investment manager with Farm Bureau Life
                                 Insurance Company from 1993 to 1995; President of Vantage
                                 Cable International, Inc. from 1990 to 1993.  Mr. Sengpiel is also a director of USTI, Inc. and Healthdesk, Inc.

Robert T. Hamilton, 54           President of Rexam Coated Film and Paper, a film and paper               1995
                                 specialty coatings company; from mid-1995 to mid-1996,
                                 President of Rexam Custom; Senior Vice President of Intrados
                                 International Management Group, a consulting firm; Vice
                                 President and Regional General Manager of Kodak Imaging, a
                                 division of Eastman Kodak Company, from 1991 through 1995.

                                                    Principal Occupation and
   Name & Age of Nominee                          Position(s) With the Company                       Director Since
-------------------------------------------------------------------------------------------------------------------
William O'Connor, 54             Executive Vice President and Chief Operating Officer of Erbtec           1996
                                 Engineering, Inc. since July 1995; from 1994 through May 1995,
                                 Vice President of Sales and Marketing for Medical Graphics,
                                 Inc.; from 1989 through July 1994, Senior Vice President of
                                 Valley Lab, Inc. a subsidiary of Pfizer, Inc.


DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid $1,000 for each Board meeting physically attended plus $500 annually for each Committee on which the director serves. Assuming the shareholders approve the 1997 Stock Option Plan, each outside director will also be granted at the April 1997 Board meeting a nonqualified stock option for 3,000 shares of the Company's Common Stock, exercisable at the then fair market value of the shares. Directors are also reimbursed for expenses incurred in attending Board or Committee meetings.


DIRECTOR MEETINGS AND ATTENDANCE DURING 1996

     The Board of Directors met seven times during 1996. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of the Committees on which he served.


COMMITTEES OF THE BOARD OF DIRECTORS

     COMPENSATION COMMITTEE. The Board of Directors has established a Compensation Committee which consists of Messrs. Frith, Sengpiel and Hamilton. The Compensation Committee recommends to the Board of Directors the compensation to be paid to all officers of the Company and reviews general policy relating to compensation and benefits of employees. The Committee met four times during 1996.

     AUDIT COMMITTEE. The Board of Directors has also established an Audit Committee consisting of Dr. Hauser and Messrs. Hamilton and Sengpiel. Such committee recommends the selection of the Company's independent public accountants to the Board of Directors, evaluates the independent public accountants, and consults with the independent public accountants as to the Company's internal accounting controls. The Audit Committee makes recommendations to the Board of Directors with respect to the foregoing and brings to the attention of the Board any criticism and recommendations that the independent accountants or the Audit Committee itself may suggest. The Committee's first meeting was held on March 7, 1997.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of January 31, 1997, by
(i) each director and director-nominee, (ii) the Chief Executive Officer of the Company, (iii) each shareholder known by the Company to own beneficially five percent or more of the outstanding shares of Common Stock and (iv) all executive officers and directors of the Company as a group.

                                          NUMBER OF SHARES      PERCENTAGE OF
                                          OF COMMON STOCK    OUTSTANDING COMMON
           NAME AND ADDRESS OF              BENEFICIALLY     STOCK BENEFICIALLY
           BENEFICIAL OWNER (1)               OWNED(2)             OWNED
           --------------------           ----------------   -------------------

Paul L. Ray(3) . . . . . . . . . . . . . .    114,482              3.56%

Ray L. Hauser, Ph.D.(4). . . . . . . . . .    304,941              9.76%

Clifford F. Frith(5) . . . . . . . . . . .     19,487                *

David G. Sengpiel(6) . . . . . . . . . . .     12,287                *

Robert Hamilton(7) . . . . . . . . . . . .     52,287              1.67%

Waldean A. Schulz, Ph.D.(8). . . . . . . .    170,896              5.47%

William O'Connor . . . . . . . . . . . . .          0                *

Edgewater Private Equity Fund, L.P.  . . .    413,845             13.32%
667 Grand Avenue, Suite 200
Des Moines, Iowa 50309

John Pappajohn . . . . . . . . . . . . . .    232,820              7.50%
2116 Financial Center
Des Moines, Iowa 50309

Mellon Bank(9) . . . . . . . . . . . . . .    321,000             10.33%
One Mellon Bank Center
Pittsburgh, PA  15258

Farm Bureau Life Insurance(10) . . . . . .    208,685              6.72%
5400 University Avenue
West Des Moines, Iowa 50266

All executive officers and . . . . . . . .    780,294             22.68%
directors as a group (9 persons)(11)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*Less than one percent.

(1) Unless otherwise noted, the address for each beneficial owner is c/o the Company, 5710-B Flatiron Parkway, Boulder, Colorado 80301.

(2) Except as otherwise noted, each individual or entity has sole voting and investment power with respect to the shares listed. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of the Common Stock which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of January 31, 1997, are deemed beneficially owned by the optionee and each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person

     (but not those held by any other person) and which are exercisable within 60 days of January 31, 1997, have been exercised. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 108,396 shares which Mr. Ray has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997. Does not include (i) 5,318 shares of Common Stock held by Paradigm Partners ("Paradigm"), a limited liability company of which Mr. Ray is a member, but not a manager, (ii) 10,000 shares Paradigm has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997, and (iii) 14,070 shares of Common Stock held by Paradigm Capital Network, Ltd., a Colorado limited partnership of which Paradigm is the general partner.

(4) Includes 19,221 shares of Common Stock Dr. Hauser has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997, and excludes 3,200 shares of Common Stock owned by Dr. Hauser's wife of which Dr. Hauser disclaims beneficial ownership.

(5) Includes 19,487 shares of Common Stock Mr. Frith has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997.

(6) Includes 12,287 shares of Common Stock Mr. Sengpiel has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997.

(7) Includes 12,287 shares of Common Stock Mr. Hamilton has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997, and 40,000 shares of Common Stock Mr. Hamilton has a right to acquire upon exercise of Warrants which are currently exercisable.

(8) Includes 18,347 shares of Common Stock Dr. Schulz has a right to acquire upon exercise of stock options currently exercisable or exercisable within 60 days of January 31, 1997.

(9) Includes 286,000 shares of Common Stock beneficially owned by Mellon Bank N.A. and Dreyfus Corporation.

(10) Includes 150,857 shares of Common Stock owned by FBL Ventures of South Dakota, which is a wholly-owned subsidiary of Farm Bureau Life Insurance.

(11) Includes 294,025 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of January 31, 1997 and 40,000 shares of Common Stock issuable upon exercise of Warrants which are currently exercisable.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the compensation earned for services rendered in all capacities to the Company by the Company's Chief Executive Officer for the fiscal year ended December 31, 1996. No other executive officers had a combined salary and bonus in excess of $100,000 for such fiscal year.

                          SUMMARY COMPENSATION TABLE


                                                              LONG-TERM
                                ANNUAL COMPENSATION          COMPENSATION
                                -------------------          ------------
                                                              SECURITIES
                                                              UNDERLYING
  NAME AND PRINCIPAL                                            OPTIONS       ALL OTHER
      POSITION            YEAR    SALARY     BONUS   OTHER      GRANTED     COMPENSATION
  ------------------      ----   --------   ------   -----   ------------   ------------
Paul L. Ray, Chief
Executive Officer and
Chairman                  1996   $104,375   $8,036   None       6,400         $4,222(1)

     (1) Represents the matching contribution made to Mr. Ray's 401(k) plan account.


OPTION GRANTS

     The following table contains information concerning stock options granted under the Company's 1994 Stock Option Plan (the "1994 Option Plan") to the Chief Executive Officer during the fiscal year ended December 31, 1996. No options have yet been granted under the Company's 1997 Stock Option Plan, although assuming the 1997 Stock Option Plan is approved, the Company will grant certain stock options to each of the Company's outside directors and to the Chief Executive Officer at the April 1997 board meeting, which will be exercisable at the fair market value of the underlying shares as of the date of grant. SEE Proposal 2 - "Approval of 1997 Stock Option Plan," below.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
               --------------------------------------------------------------------

                   NUMBER OF      PERCENT OF TOTAL
                  SECURITIES     OPTIONS GRANTED TO
                  UNDERLYING        EMPLOYEES IN      EXERCISE OR BASE   EXPIRATION
    NAME       OPTIONS GRANTED      FISCAL YEAR         PRICE/SHARE         DATE
    ----       ---------------   ------------------   ----------------   ----------
Paul L. Ray        6,400(1)            11.11%              $5.00         9/30/2001

    (1) Represents an incentive stock option granted to Mr. Ray at fair market value with a term of five years. Option vests over three years - 1/6 after six months and 1/12 every three months thereafter.


OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning option exercises and option holdings under the Company's 1994 Stock Option Plan for the fiscal year ended December 31, 1996, with respect to the Chief Executive Officer.

              AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                       NUMBER OF                      NUMBER OF SHARES
                        SHARES                 UNDERLYING UNEXERCISED OPTIONS     VALUE OF UNEXERCISED, IN-THE-MONEY
                       ACQUIRED                   HELD AT DECEMBER 31, 1996        OPTIONS AT DECEMBER 31, 1996(2)
                          ON          VALUE    ------------------------------   ---------------------------------------
     NAME              EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
     ----              --------     --------   -------------  ---------------   ------------------  -------------------
Paul L. Ray  . . .       None         N/A         108,396         28,004             $507,649            $113,095

---------------

    (1) Based on the fair market value of the underlying shares of Common Stock of $6.00 per share, the closing price on December 31, 1996, as reported by NASDAQ, less the per share exercise price.

COMPENSATION COMMITTEE

     The Board of Directors determines compensation of the executive officers of the Company based upon recommendations made by the Company's compensation committee.

EMPLOYMENT AGREEMENTS

     Paul L. Ray, Chief Executive Officer and Chairman of the Board of Directors of the Company, has an employment agreement (the "Ray Agreement") with the Company that terminates on December 31, 1998. Mr. Ray's current annual salary is $140,000. Mr. Ray's compensation package (including salary, bonus and stock options and/or other equity incentives) is subject to an annual review by the Board of Directors, but no portion of such compensation package can be decreased without Mr. Ray's written consent. Pursuant to the Ray Agreement, options granted prior to 1996 to Mr. Ray by virtue of option agreements with the Company expire seven years from the date of grant and remain exercisable for a seven-year period regardless of whether Mr. Ray's employment with the Company terminates earlier and notwithstanding contrary provisions in said option agreements. Options not vested on Mr. Ray's termination of employment shall be forfeited unless the Board of Directors decides otherwise. In the event of a Change in Control of the Company (as defined in the Ray Agreement), all options previously granted to Mr. Ray which remain unvested will automatically vest immediately. Upon a termination of Mr. Ray's employment following a Change in Control, unless Mr. Ray voluntarily terminates his employment for other than certain listed reasons, the Company is to pay Mr. Ray a lump sum severance payment of one-half of his then current annual salary. In addition, if Mr. Ray's employment is terminated (i) upon his death, (ii) by the Company due to various described disability circumstances, (iii) by the Company without cause or (iv) by Mr. Ray voluntarily upon the Company's default or unremedied Adverse Change in Duties (as defined in the Ray Agreement), then the Company is to pay Mr. Ray a lump sum severance payment of one-half of his then current annual salary. Mr. Ray may terminate his employment at any time upon at least thirty days written notice to the Company. Upon the termination of Ray's Agreement, Mr. Ray is subject to certain non-compete, non-disturbance and non-interference provisions for a period of six months.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Ray L. Hauser, a shareholder and member of the Board of Directors of the Company, is an owner of the facility that was leased by the Company until it moved into its current office space in February 1996. Rent expense under such lease was $49,000 in 1995 and $10,000 during 1996.

     During 1995, the Company issued a series of short-term notes in the aggregate principal amount of $775,000 for working capital. These were issued to five of the Company's existing shareholders and one director (the "Lenders"). Each Lender also received warrants ("Warrants") to purchase one share of Common Stock for $1.25 per share for each $2.50 loaned to the Company as a term of the loan transaction. Each note accrued interest at the rate of 11% per annum and was secured by the Company's current and future inventory, accounts receivable, intangible assets and intellectual property. The Company repaid the principal amount of, and accrued and unpaid interest on, such notes with a portion of the proceeds raised by the Company in its initial pubic offering which closed on October 24, 1996. The following table sets forth each Lender's name, his or its relationship to the Company, the original principal amount of each note, the number of Warrants issued in connection with the issuance of such note, and the amount of interest paid on each note. All Warrants issued to the noteholders have been exercised except those held by Mr. Hamilton, which expire at various times in 2000.

                                                                              Warrants       Interest
               Lender                         Title          Note Amount       Issued          Paid
               ------                         -----          -----------      --------       --------
Colorado Incubator Fund, L.P.              Shareholder       $  10,000          4,000       $  1,656
Edgewater Private Equity Fund, L.P.        Shareholder         100,000         40,000         17,600
Edgewater Private Equity Fund, L.P.        Shareholder          50,000         20,000          6,661
Edgewater Private Equity Fund, L.P.        Shareholder          70,000         28,000          8,406
Farm Bureau Life Insurance                 Shareholder         100,000         40,000         17,142
Farm Bureau Life Insurance                 Shareholder          50,000         20,000          6,661
Farm Bureau Life Insurance                 Shareholder          70,000         28,000          7,999
Robert Hamilton                            Director             50,000         20,000          8,662
Robert Hamilton                            Director             50,000         20,000          5,622
John Pappajohn                             Shareholder         100,000         40,000         17,661
John Pappajohn                             Shareholder          50,000         20,000          6,692
John Pappajohn                             Shareholder          70,000         28,000          8,406
Paradigm Partners                          Shareholder           5,000          2,000            828
                                                             ---------        -------       --------
   TOTAL                                                     $ 775,000        310,000       $113,997
                                                             ---------        -------       --------
                                                             ---------        -------       --------


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to transactions during 1996 by its officers, directors and greater than ten percent beneficial owners were complied with.


                     2.  APPROVAL OF 1997 STOCK OPTION PLAN

     The Company's Board of Directors adopted a stock option plan entitled the 1997 Stock Option Plan (the "1997 Stock Option Plan") as of January 30, 1997. The 1997 Stock Option Plan is being presented to shareholders for their approval at this meeting. The 1997 Stock Option Plan provides for the grant of incentive stock options to employees of the Company and of nonqualified stock options to employees, consultants and non-employee directors. A total of 300,000 shares of the Company's Common Stock have been reserved for issuance upon exercise of options that may be granted under the 1997 Stock Option Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the 1997 Stock Option Plan.

REASONS FOR ADOPTION OF THE 1997 STOCK OPTION PLAN AND BOARD RECOMMENDATION

     Because there are no shares of Common Stock presently available for grants under the Company's 1994 Stock Option Plan, the Board believes that a new stock option plan is necessary and appropriate to assure that reasonable incentives are available to the Company to encourage employees, non-employee directors and consultants to provide services to the Company.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 1997 STOCK OPTION PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PLAN.

DESCRIPTION OF THE 1997 STOCK OPTION PLAN

     The following is a summary of the terms of the 1997 Stock Option Plan and does not contain a description of all of the terms and conditions of the 1997 Stock Option Plan. This summary is qualified in its entirety by reference to the 1997 Stock Option Plan document, copies of which are available upon request from the Company. In addition, a copy of the 1997 Stock Option Plan is on file with the SEC.

     PURPOSE. The 1997 Stock Option Plan was established for the purpose of providing employees, consultants and directors of the Company with the opportunity of participating in the growth of the Company through the purchase of Common Stock by the exercise of options granted under the 1997 Stock Option Plan.

     ADMINISTRATION. The 1997 Stock Option Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") of two or more members of the Company's Board of Directors, consisting solely of non-employee directors. The Board or the Committee will determine the persons who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option, and the option exercise price.

     SHARES SUBJECT TO OPTIONS. The 1997 Stock Option Plan provides that the total number of shares of Common Stock that may be subject to options granted thereunder shall be 300,000 shares. Shares subject to any option which terminates or expires unexercised are returned to the 1997 Stock Option Plan and become available for subsequent grants.

     ELIGIBILITY. The 1997 Stock Option Plan provides for the grant of incentive stock options to employees of the Company and of nonqualified stock options to employees, consultants and directors of the Company and any "parent" or "subsidiary" of the Company.

     TERMS OF OPTIONS. The exercise price of incentive stock options granted under the 1997 Stock Option Plan shall be at least 100% of the "fair market value" of the Common Stock on the date of grant and at least 110% of such value for incentive stock options granted to any holder of ten percent or more of the voting power of all classes of stock of the Company. The exercise price of nonqualified stock options shall be at least 85% of the "fair market value" of the Common Stock on the date of grant. For purposes of the 1997 Stock Option Plan, "fair market value" means either the exercise price per share established at the discretion of the Board of Directors or, in the event the Company's stock is publicly traded: (i) the average of the closing bid and ask price per share of Common Stock of the Company on the date preceding the date of grant, as reported by the NASDAQ National Market or SmallCap Market; (ii) the average of the closing bid and ask price per share of Common Stock of the Company on the date preceding the date of grant, as reported on the over-the-counter market; or
(iii) if the Company's Common Stock is listed on a national securities exchange, fair market value shall mean the closing price of the Common Stock on such exchange on such preceding date as reported by The Wall Street Journal. The 1997 Stock Option Plan provides that no options may be granted thereunder after January 29, 2007, ten years after the 1997 Stock Option Plan was adopted by the Board of Directors. Options granted under the 1997 Stock Option Plan shall be exercisable for no more than ten years from the date of grant or, in the case of incentive stock options granted to a 10% shareholder, for no more than five years from the date of grant. Unless otherwise determined by the Board or Committee, options have a vesting schedule pursuant to which shares for 1/6 of the option vest six months from the date of grant and shares for 1/12 of the option vest every three months thereafter; provided that options shall not become exercisable for additional shares (i.e., no future vesting) following the date of termination. Unless otherwise determined by the Board or

Committee, vested options must be exercised within three months of any termination of employment. Termination for "cause" immediately terminates any rights to exercise any vested options. Under certain circumstances, including termination of employment upon disability or death, the option may be exercised for a longer period. Vested options granted to non-employee directors may be exercised at any time up to their specified expiration dates, even if the director ceases to be a director of the Company. The optionee shall pay for his/her shares upon exercise of an option in cash; provided, the Company may permit the optionee to transfer to the Company shares of Common Stock held for at least six months prior to the date of exercise. A stock option granted under the 1997 Stock Option Plan is not transferable by the individual to whom it is granted otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by him or her; provided, however, that if such individual becomes legally disabled (as such term is defined in Section 105(d)(4) of the Code), his or her legal representative may exercise the stock option on his or her behalf; and provided, further, the Board or Committee may permit transferability of nonqualified stock options by so providing in the optionee's Stock Option Agreement. No incentive stock options shall be granted under the 1997 Stock Option Plan to any employee where the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall exceed $100,000. All options shall be exercisable even though there may be outstanding any other option(s) which was or were granted before the granting of such options. The Board or Committee shall have the power at any time to amend or discontinue the 1997 Stock Option Plan, except that any amendment which increases the aggregate number of shares which may be granted under the Plan shall require the approval of the shareholders.
The Board or Committee may impose on any option any additional or other terms and conditions which it deems advisable and which are not inconsistent with the 1997 Stock Option Plan.

     TERMS OF OPTIONS ISSUABLE TO CERTAIN EMPLOYEES. Pursuant to their employment agreements with the Company, certain employees have been granted special terms applicable to any stock options which they may receive. See "Executive Compensation - Employment Agreements," under Proposal 1 - "Election of Directors," above.

FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. The Company anticipates that all options granted under the 1997 Stock Option Plan and treated by the Company as "incentive stock options," that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

     The optionee will recognize no income at the time of grant.

     Upon exercise of the incentive stock option, no income will result to any party.

     If there is no disposition of the shares until a date that is both (i) two years from the grant of an incentive stock option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between his amount realized and the option price. Any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee.

     In the event of the tax treatment to the employee described above, the Company receives no deduction in connection with the transaction.

     Certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

     NONQUALIFIED STOCK OPTIONS. The Company anticipates that all nonqualified stock options granted under the Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

     The optionee will recognize no income at the time of grant.

     Upon exercise of the nonqualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares. The Company will receive a deduction in connection with the transaction.

     If the shares acquired upon the exercise of a nonqualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to him. The adjusted basis usually (but not always) will include the option price plus any ordinary income described above with respect to such shares.

CURRENT OPTIONS ALLOCATIONS

     The Board of Directors has agreed to grant stock options under the 1997 Stock Option Plan to the following persons which will be exercisable to purchase the number of shares opposite their names:

     Name of Optionee                                 Number of Shares
     ----------------                                 ----------------

     Paul L. Ray, Chief Executive Officer,
      Chairman and Director                                 35,879
     Ray L. Hauser, Ph.D., Director                          3,000
     Clifford F. Frith, Director                             3,000
     David G. Sengpiel, Director                             3,000
     Robert T. Hamilton, Director                            3,000
     William O'Connor, Director                              3,000
     All Directors who are not Executive Officers,
      as a group                                            15,000

Each option will be exercisable at the fair market value of the shares on the date of grant which, assuming approval of the 1997 Stock Option Plan by shareholders at the Annual Meeting, will be April 24, 1997. No additional option allocations have been determined to be made under the 1997 Stock Option Plan as of the date of this Proxy Statement; any additional allocations will be at the discretion of the Committee or the Board of Directors.

                    3.  RATIFICATION OF SELECTION OF AUDITORS

     The Board has selected Price Waterhouse LLP, independent public accountants, as independent auditors for the Company for 1997. A resolution will be submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Price Waterhouse LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Price Waterhouse LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Price Waterhouse LLP, notwithstanding the failure of the shareholders to ratify its selection.

     The Board expects that representatives of Price Waterhouse LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Price Waterhouse LLP has been the Company's independent public accountants since 1994. During the fiscal year ended December 31, 1996, Price Waterhouse LLP performed audit and other services for the Company including consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission. The appointment of auditors is approved annually by the Board.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                            4.  MISCELLANEOUS MATTERS

     As of the date of this Proxy Statement, the Board knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may come before the meeting, proxies in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxies.

SHAREHOLDER NOMINATIONS AND PROPOSALS

     In accordance with the rules of the SEC, any proposal of a shareholder (including a nomination of a person to stand for election as a director of the Company at the next Annual Meeting of Shareholders) intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Secretary of the Company by November 17, 1997, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1998 Annual Meeting.

COST OF PROXY SOLICITATION

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Common Stock. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally or by telephone. No compensation other than their regular compensation will be paid to officers or employees for any solicitation which they may make.

     At any time prior to being voted, the enclosed proxy is revocable by written notice to the Secretary of the Company or by appearance at the meeting to vote in person.

                                   By Order of the Board of Directors.


                                   Waldean A. Schulz, Ph.D.,
                                   Secretary

March 17, 1997

                                                                       APPENDIX

                         IMAGE GUIDED TECHNOLOGIES, INC.

                             1997 STOCK OPTION PLAN


     1. INTRODUCTION. This Stock Option Plan (the "Plan") is established for the purpose of providing employees, consultants and directors of Image Guided Technologies, Inc., a Colorado corporation (the "Corporation"), with the opportunity of participating in the growth of the Corporation through the purchase of the Common Stock of the Corporation (the "Common Stock"). The Board of Directors believes that the Plan affords an appropriate means of encouraging employees, consultants and directors to provide service to the Corporation and of rewarding such employees, consultants and directors for their contributions to the Corporation's growth. The options granted under the Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), unless designated as non-qualified stock options.
However, to the extent any options granted as incentive stock options fail to qualify for any reason as incentive stock options, they shall automatically be treated as non-qualified stock options.

     2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors (the "Board") of the Corporation or by a committee (the "Committee") consisting solely of two or more members of the Board, each of whom shall be a "non-employee director" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. With respect to Insiders (as defined below), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. The term "Insiders" shall mean those officers, directors and other persons who are subject to Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     The Board or Committee, as the case may be, may from time to time adopt such rules and regulations as it may deem advisable for the administration of the Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board or Committee shall have the power to interpret or amend or discontinue the Plan, except that any amendment which increases the aggregate number of shares for which options may be granted under the Plan shall take effect only upon approval of the shareholders of the Corporation; and further provided that without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan, subject to any provisions otherwise in the Plan. All decisions made by the Board or Committee in the administration and interpreta-tion of the Plan shall be binding and conclusive for all purposes. No member of the Board or Committee shall be liable for any action taken or decisions made by him in good faith with respect to the Plan or any option granted under it, and all members of the Board or Committee shall, in addition to their rights as directors, be fully indemnified by the Corporation with respect to any such action or determination.

     3. GRANT OF OPTION. Except as provided in Section 7 hereof, options may be granted under the Plan for a total of 300,000 shares of Common Stock to one or more employees, consultants or directors of the Corporation selected by the Board or Committee in its sole discretion. The grant of an option hereunder shall be evidenced by the Corporation's written agreement of the grant, which shall also indicate the terms and conditions of the option granted, and whether the option is an incentive stock option or non-qualified stock option. Such agreement shall be delivered to and executed by the individual to whom the option is granted. If any shares of Common Stock subject to such options are not purchased or otherwise paid for before such stock options expire, such shares may again be made subject to stock options. No stock option may be granted under the Plan more than 10 years after the initial adoption of the Plan by the Board, which tenth anniversary is January 29, 2007.

     4. TERMS AND CONDITIONS OF OPTIONS. The type of option, the number of shares which may be purchased under each option, the purchase price per share and the option's expiration date, shall be designated by the Board or Committee at the time the option is granted. The purchase price per share of an incentive stock option shall in no event be less than 100% of the fair market value of a share at the time the option is granted and the purchase price per share of a non-qualified stock option shall in no event be less than 85% of the fair market value of a share at the time the option is granted; provided, however, that incentive stock options may not be granted to any holder of the voting rights of 10% or more of the total combined voting power of all classes of stock of the Corporation at time of grant, unless the purchase price shall be at least 110% of the fair market value of the shares at the time of grant. "Fair market value" shall be determined as set forth in Section 6 below. A stock option granted under the Plan shall not be transferable by the individual to whom it is granted otherwise than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by him; provided, however, that if such individual becomes legally disabled (as such term is defined in Section 105(d)(4) of the Code), his legal representative may exercise the stock option on his behalf; and provided, further, the Board or Committee may permit transferability of non-qualified stock options by so providing in the optionee's Non-Qualified Stock Option Agreement. No incentive stock options shall be granted under the Plan to any employee where the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all such plans of the Corporation and its parent and subsidiary corporations) shall exceed $100,000. All options shall be exercisable even though there may be outstanding any other option(s) which was or were granted before the granting of such option. The Board or Committee may impose on any option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan.

     5.   EXERCISE OF OPTIONS.

          (a) Unless otherwise determined by the Board or Committee and specifically set forth in optionee's Non-Qualified or Incentive Stock Option Agreement, as applicable, options granted hereunder shall mature and become exercisable as follows:

                                             Fraction of
             Period of Time                  Shares for
              After Date of               Which Option May
                 Grant                      Be Exercised
             --------------               ----------------
         At the end of 6 months                  1/6

           At the end of every
         three months thereafter                1/12

      At the end of the 36th month      Any remaining shares

          (b) An optionee may exercise less than all the matured portion of the option, in which case such unexercised, matured portion shall continue to remain exercisable, subject to the terms of the Plan, until the option terminates as provided below. The Board or Committee may accelerate the vesting of any optionee's stock option by giving written notice to the optionee and, with the consent of the holder thereof, modify, amend or terminate any stock option.

          (c) Unless otherwise specified by the Board or Committee, options granted hereunder to employees and consultants shall be exercisable by the optionee for a period of three months after optionee's employment by, or engagement with, the Corporation terminates, other than for cause (as defined below); provided that such options shall not become exercisable for additional shares (i.e., no further vesting) following the date of termination. If an optionee's employment or engagement with the Corporation is terminated for cause, the option shall not be exercisable at any time after such termination. "Cause" shall mean (i) optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in damage to the Corpora-tion, as determined in the sole discretion of the Board or Committee, or
(ii) the breach by optionee of the terms of any non-disclosure or non-competi-tion agreement with the Corporation, as determined in the sole discretion of the Board or Committee. If optionee's employment or engagement is terminated due to his death or legal disability (as that term is defined in Section 105(d)(4) of the Code) at a time when he could have exercised an incentive or non-qualified stock option or any part thereof, then the option shall remain exercisable for a period of one (1) year from the date of such individual's termination as a result of disability or death; provided, however, that no such option shall become exercisable for additional shares (i.e., no further vesting) following the date of termination. Unless otherwise specified by the Board or Committee, options granted to non-employee directors shall remain exercisable until their specified expiration dates; provided that such options shall not become exercis-able for additional shares (i.e., no further vesting) following the date of termination of a director's service on the Board. Notwithstanding any other provision of this section or of any other section of the Plan, no stock option granted hereunder shall be exercisable after the expiration of ten (10) years from the date such option is granted; provided that no incentive stock option granted to a 10% shareholder (as referenced in Section
4 hereof) shall be exercisable after the expiration of five (5) years from the date such option is granted.

          (d) Incentive stock options may be granted only to employees (includ-ing officers) of the Corporation. A director of the Corporation shall not be eligible to be granted an incentive stock option unless the director is also an employee of the Corporation. Consultants shall not be eligible to be granted incentive stock options. Non-employee directors and consultants may only be granted non-qualified stock options. An optionee may, if he is otherwise eligible, be granted additional options. Employees, directors and consultants of any "parent" or "subsidiary" of the Corporation (as defined in Section 424 of the Code) shall also be eligible to be granted options under the Plan.

          (e) An optionee shall exercise his option by delivering to the Corporation's Secretary, at the principal office of the Corporation, the form of Stock Option Exercise Notice attached to his Stock Option Agreement, or other-wise provided to optionee by the Corporation, which notice shall set forth the number of shares desired to be purchased and state whether the optionee is exercising an incentive stock option or non-qualified stock option; such Exercise Notice shall also be accompanied by cash or check in the amount equal to the full purchase price of the shares being purchased; provided, however, that the Corporation may in its discretion allow the optionee to pay the purchase price in whole or in part by transferring to the Corporation shares of Common Stock held by him for at least six (6) months prior to the date of exercise, in which case such certificate shall reflect the number of shares after payment of the exercise price. The Exercise Notice shall be signed by the holder of the option; and, at the option of the Corporation, shall contain a representation that the shares are being purchased for investment only and not for resale or distribution. The Corporation may place a legend on any certifi-cate issued hereunder which it deems necessary to comply with any applicable law. Within a reasonable time after receipt of notice in the form specified above, the Corporation shall cause to be issued and delivered to the holder of the option a certificate for the number of shares of Common Stock which the holder has purchased; provided, however, that the Corporation may in its discretion allow the optionee to elect to pay any withholding taxes payable, in whole or in part, by transferring to the Corporation shares of Common Stock of the Corporation owned by him or by being credited by the Corporation for shares he has a right to acquire in the option being exercised, in which case such certificate shall reflect the number of shares after payment of the taxes. All documentary stamp taxes payable on account of such issue shall be paid for by the Corporation. In no event shall the Corporation be required to issue fractional shares upon the exercise of an option.

          (f) No person shall have any rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate(s) for the shares for which the option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 7. Nothing in this Plan or in any option agree-ment shall confer upon any optionee any right to continue in the employ of the Corporation or interfere in any way with any right of the Corporation to terminate the optionee's employment at any time. The adoption of the Plan of itself, shall not be deemed to entitle any employee to any rights to be granted options.

     6. DEFINITION OF FAIR MARKET VALUE. For the purposes of this Plan, "fair market value" shall mean either the exercise price per share established in the discretion of the Board of Directors or, in the event the Corporation's stock is publicly traded: (i) the average of the closing bid and ask price per share of Common Stock of the Corporation on the date preceding the date of grant, as reported by the NASDAQ National Market or SmallCap Market, (ii) the average of the closing bid and ask price per share of Common Stock of the Corporation on the date preceding the date of grant, as reported on the over-the-counter market, or (iii) if the Corporation's Common Stock is listed on a national securities exchange, fair market value shall mean the closing price of the Common Stock on such exchange on such preceding date as reported by THE WALL STREET JOURNAL.

     7.   STOCK SPLITS, MERGERS, ETC.

          (a) In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of the Corporatio-n's Common Stock, appropriate adjustment will be made to both the number of shares which may be purchased under the Plan and the number and price per share of Common Stock which may be purchased under any outstanding options. If any adjustment shall result in a fractional share, the fraction shall be disregard-ed, and the Corporation shall have no obligation to make any cash or other payment with respect to such a fractional share. Any adjustment shall be made by the Board, whose determination in that respect, and as to whether any adjustment needs to be made, shall be final, binding and conclusive.

          (b) In the event of a Change in Control (as defined below) of the Corporation, the Board, in its sole discretion, may provide for the acceleration of the exercise date of some or all of the non-exercisable portion of any outstanding stock options and/or may provide for the replacement of any stock options with comparable options to purchase stock of such other corporation or entity. A "Change in Control" shall be deemed to have occurred if the share-holders of the Corporation approve a definitive agreement (a) to merge or consolidate the Corporation with or into another entity in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock would be converted into cash, securities, or other property of another entity, other than a merger of the Corporation in which the holders of common stock immediately prior to the merger have the same proportionate ownership of common stock (or equivalent securities) of the surviving entity immediately after the merger as immediately before, or (b) to sell or otherwise dispose of all or substantially all of the assets of the Corporation. All options outstanding on the date any such event or transaction is consummated, to the extent not assumed by the surviving or acquiring corporation or exercised by the optionee, shall be terminated and no longer exercisable.

          (c) In the event of a dissolution or liquidation of the Corporation, all stock options shall terminate immediately prior to the consummation of such dissolution or liquidation, unless otherwise determined by the Board.

     8. EFFECTIVE DATE. The Plan was adopted by the Board of Directors and became effective on January 30, 1997. The Plan shall be approved by the shareholders of the Corporation within twelve months of such date or else the Plan shall lapse and be cancelled.

                      SOLICITED BY THE BOARD OF DIRECTORS
                        IMAGE GUIDED TECHNOLOGIES, INC.

                                     PROXY
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 24, 1997

    The undersigned hereby appoints Paul L. Ray and Robert E. Silligman, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all the shares of stock of Image Guided Technologies, Inc., a Colorado corporation, held of record by the undersigned on March 17, 1997, at the Annual Meeting of the Shareholders to be held at 5710-B Flatiron Parkway, Boulder, Colorado at 10:00 a.m., Boulder Time on April 24, 1997, and at any adjournment or postponement of such meeting, and with discretionary authority as to any other matters that may properly come before the meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  Election of Directors
    NOMINEES: Paul L. Ray, Waldean A. Schulz, Ph.D., Ray L. Hauser, Ph.D., Clifford F. Frith, David G. Sengpiel, Robert T. Hamilton, William O'Connor

                   FOR  / /                     WITHHELD  / /
/ / ____________________________________________________________________________

FOR all nominees except as stated on line above

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.  Approval of 1997 Stock Option Plan

                FOR  / /        AGAINST  / /        ABSTAIN  / /

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3.  Ratification of Selection of Price Waterhouse LLP as Auditors

                FOR  / /        AGAINST  / /        ABSTAIN  / /
                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED ENVELOPE

    The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                                             Please sign exactly as your name
                                             appears. If acting as attorney,
                                             executor, trustee or in other
                                             representative capacity, sign name
                                             and title.
                                             Signature: ________________________
                                             Date: _____________________________
                                             Signature: ________________________
                                             Date: _____________________________